SOUTHERN CALIFORNIA EDISON COMPANY

                                POWER OF ATTORNEY

     The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, THOMAS M. NOONAN, STEPHEN E. PICKETT, W. JAMES SCILACCI, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, RAYNA M. MORRISON, BONITA J. SMITH, PEGGY A. STERN, POLLY L. GAULT, and DOUGLAS G. GREEN, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2001, any Current Reports on Form 8-K from time to time during 2001 and through February 21, 2002, or in the event this Board of Directors does not meet on February 21, 2002, through the next succeeding date on which this Board holds a meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

     Executed at Rosemead, California, as of this 15th day of February, 2001.

                                      SOUTHERN CALIFORNIA EDISON COMPANY


                                      By:      Stephen E. Frank
                                          -------------------------------------
                                               Stephen E. Frank
                                               Chairman of the Board, President,
                                               and Chief Executive Officer


Attest:

Beverly P. Ryder
---------------------------
Beverly P. Ryder
Secretary

                     2001 Southern California Edison Company
                      10-K, 10-Q, and 8-K Power of Attorney


Principal Executive Officer:

Stephen E. Frank
----------------------------
Stephen E. Frank                   Chairman of the Board,
                                   President, Chief Executive Officer,
                                   and Director

Principal Financial Officer:

W. James Scilacci
----------------------------
W. James Scilacci                  Vice President and Chief
                                   Financial Officer


Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                   Vice President and Controller


Additional Directors:

Warren Christopher           Director      James M. Rosser           Director
----------------------------               -------------------------
Warren Christopher                         James M. Rosser

Joan C. Hanley               Director      Robert H. Smith           Director
----------------------------               -------------------------
Joan C. Hanley                             Robert H. Smith

Carl f. Huntsinger           Director      Thomas C. Sutton          Director
----------------------------               -------------------------
Carl F. Huntsinger                         Thomas C. Sutton

Charles D. Miller            Director      Daniel M. Tellep         Director
----------------------------               -------------------------
Charles D. Miller                          Daniel M. Tellep

Luis G. Nogales              Director      Edward Zapanta           Director
----------------------------               -------------------------
Luis G. Nogales                            Edward Zapanta

Ronald L. Olson              Director
----------------------------
Ronald L. Olson